UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2017

PB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37676	47-5150586
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

40 Main Street, Putnam, Connecticut	06260
(Address of Principal Executive Offices)	(Zip Code)

(860) 928-6501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 17, 2017, the stockholders of PB Bancorp, Inc. (the “Company”) approved the PB Bancorp, Inc. 2017 Equity Incentive Plan, which provides for the grant of stock-based and other incentive awards to officers, employees and directors of the Company. A description of the material terms of the plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on January 12, 2017. A copy of the plan is being filed as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The annual meeting of the stockholders of the Company was held on February 17, 2017.

(b)	The matters considered and voted on by the stockholders at the annual meeting and the votes of the stockholders were as follows:

1.	The following individuals were elected as directors, each for a three-year term, by the following vote:

	Shares Voted	Votes	Broker
	For	Withheld	Non-Vote
Charles W. Bentley, Jr.	4,722,453	24,120	2,029,189
Paul M. Kelly	4,722,420	24,153	2,029,189
Charles H. Puffer	4,723,434	23,139	2,029,189

2.	The appointment of Wolf & Company, P.C. as independent registered public accounting firm for the fiscal year ending June 30, 2017 was ratified by the stockholders by the following vote:

Shares Voted	Shares Voted
For	Against	Abstentions
6,617,945	153,599	4,218

There were no non-broker votes on the proposal.

3.	An advisory, non-binding resolution to approve the executive compensation:

Shares Voted	Shares Voted		Broker
For	Against	Abstentions	Non-Vote
4,351,006	286,406	109,161	2,029,189

4.	An advisory, non-binding resolution with respect to the frequency that stockholders will vote on our executive compensation:

				Broker
Every year	Every 2 years	Every 3 years	Abstain	Non-Vote
4,322,951	118,166	300,188	5,268	2,029,189

5.	The PB Bancorp, Inc. 2017 Equity Incentive Plan was approved by the stockholders by the following vote:

Shares Voted	Shares Voted		Broker
For	Against	Abstentions	Non-Vote
4,266,123	403,670	76,780	2,029,189

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

10.1	PB Bancorp, Inc. 2017 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on January 12, 2017 (File No. 001-37676))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PB BANCORP, INC.

Dated: February 21, 2017	By: /s/ Robert J. Halloran, Jr.
Robert J. Halloran, Jr.
Executive Vice-President and Chief
Financial Officer